Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2719
          Page 1


          A special meeting of Registrant's shareholders was held on
          December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              257,863,149
                       WITHHELD           4,948,106

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              257,919,376
                       WITHHELD           4,891,879

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              257,992,859
                       WITHHELD           4,818,397

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              258,005,156
                       WITHHELD           4,806,099


























          Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2719
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              257,895,432
                       WITHHELD           4,915,824

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              257,341,891
                       WITHHELD           5,469,364

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              257,278,049
                       WITHHELD           5,533,207

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              257,914,223
                       WITHHELD           4,897,032

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              257,748,450
                       WITHHELD           5,062,805


























          Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2719
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              254,776,842
                       AGAINST            2,009,829
                       ABSTAIN            6,024,584

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR              243,413,035
                       AGAINST            4,983,562
                       ABSTAIN           10,653,205

          Item 6:   New Rule 12b-1 Distribution Plan

                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                4,274,781
                       AGAINST               44,718
                       ABSTAIN              122,747

                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  661,328
                       AGAINST                8,586
                       ABSTAIN               12,036



























          Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2719
          Page 4

          Item 7:  To approve changes in investment policies


                       Vote             Number
                       ----             -----------
                       FOR              216,357,779
                       AGAINST            8,340,997
                       ABSTAIN           15,612,583




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